Exhibit 99.1

NOTICE OF FULL REDEMPTION

LYONDELL CHEMICAL COMPANY

8% Senior Secured Dollar Notes due 2017

*CUSIP Nos.: 50178TAA5, 552078BA4

*ISIN Nos.: US50178TAA51, US552078BA46

8% Senior Secured Euro Notes due 2017

*ISIN No.: XS0620287341

May 15, 2012

This notice of redemption (“Notice”) is being delivered in connection with the Amended and Restated Indenture dated as of April 30, 2010, as supplemented to date (the “Indenture”), among LYONDELL CHEMICAL COMPANY, as Issuer (the “Issuer”), LYONDELLBASELL INDUSTRIES N.V., as Company and WILMINGTON TRUST, NATIONAL ASSOCIATION (successor by merger to Wilmington Trust FSB), as Trustee. I hereby certify that I am an officer of the Issuer as indicated below, and that I am authorized to execute and deliver this Notice. Unless otherwise defined herein, the terms used in this Notice have the same meanings as such terms are used in the Indenture.

Pursuant to Section 3.05 of the Indenture, the Issuer hereby gives notice of its intent to redeem all ($10,454,000 aggregate principal amount) of its outstanding 8% Senior Secured Dollar Notes due 2017 (the “Dollar Notes”) and all (€1,384,290 aggregate principal amount) of its outstanding 8% Senior Secured Euro Notes due 2017 (the “Euro Notes” and, together with the Dollar Notes, the “Notes”) in accordance with Article III of the Indenture (the “Redemption”).

1.	The redemption date is June 15, 2012 (the “Redemption Date”).

2.	The redemption price for the Dollar Notes is 100% per $1,000 principal amount thereof, plus the Applicable Premium as of, and accrued interest up to, but not including, the Redemption Date in the amount of $9.78. The redemption price for the Euro Notes is 100% per €1,000 principal amount thereof, plus the Applicable Premium as of, and accrued interest up to, but not including, the Redemption Date in the amount of €9.78.

3.	The Dollar Notes called for redemption must be surrendered to the U.S. Paying Agent and the Euro Notes called for redemption must be surrendered to the Euro Paying Agent to collect the redemption price, plus accrued interest (the “Redemption Payment”). Dollar Notes held in book-entry form will be redeemed in accordance with the applicable procedures of the Depository Trust Company. Euro Notes held in book-entry form will be redeemed in accordance with the applicable procedures of Euroclear Bank S.A./N.V. and Clearstream Banking, société anonyme.

Notice of Redemption

LCC 8% Senior Secured Notes due 2017

5.	The name and address of the U.S. Paying Agent is Deutsche Bank Trust Company Americas at 60 Wall Street, New York, NY, 10005. Payment of the Redemption Payment for the Dollar Notes will be made on the Redemption Date upon presentation and surrender of the Dollar Notes at the office of the U.S. Paying Agent at the following address:

By Mail or Overnight Delivery:

DB Services Americas, Inc

5022 Gate Parkway Suite 200

MS JCK01-0218

Jacksonville, FL 32256

The name and address of the Euro Paying Agent is Deutsche Bank AG, London Branch at Winchester House, 1 Great Winchester St, London, EC2N 2DB, United Kingdom. Payment of the Redemption Payment for the Euro Notes will be made on the Redemption Date upon presentation and surrender of the Euro Notes at the office of the Euro Paying Agent.

6.	Unless the Issuer defaults in making the Redemption Payment or the Paying Agent is prohibited from making the Redemption Payment pursuant to the terms of the Indenture, interest on the Notes called for redemption shall cease to accrue on and after the Redemption Date.

*	No representation is made as to the correctness or accuracy of the CUSIP or ISIN numbers listed in this Notice or printed on the Notes.

IMPORTANT TAX INFORMATION CONCERNING THE 8% SENIOR SECURED DOLLAR

NOTES DUE 2017

PLEASE READ THIS NOTICE CAREFULLY

EXISTING FEDERAL INCOME TAX LAW MAY REQUIRE THE WITHHOLDING OF 30% (29% IN 2004 AND 2005 AND 28% THEREAFTER) OF ANY PAYMENTS TO HOLDERS PRESENTING THEIR DOLLAR NOTES FOR PAYMENT WHO HAVE FAILED TO FURNISH A TAXPAYER IDENTIFICATION NUMBER, CERTIFIED TO BE CORRECT UNDER PENALTY OF PERJURY. HOLDERS MAY ALSO BE SUBJECT TO A PENALTY OF $50.00 FOR FAILURE TO PROVIDE SUCH NUMBER. CERTIFICATION MAY BE MADE TO THE U.S. PAYING AGENT ON A SUBSTITUTE FORM W-9.

Notice of Redemption

LCC 8% Senior Secured Notes due 2017

IN WITNESS WHEREOF, the undersigned has caused this Notice to be executed as of the date first herein written.

LYONDELL CHEMICAL COMPANY

By:
Francesco Svelto
Vice President and Treasurer

Notice of Redemption

LCC 8% Senior Secured Notes due 2017